CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R §§ 200.80(B)4, AND 240.24B-2

EXHIBIT 10.3

Execution Copy

Amendment to
Amended and Restated Collaboration and License Agreement
relating to [***]

This Agreement (“Agreement”) is made effective March 14, 2014  and is entered into by and between Cold Spring Harbor Laboratory, a research and education institution having an address at One Bungtown Road, Cold Spring Harbor, New York 11724 (“CSHL”) and Isis Pharmaceuticals, Inc., a Delaware corporation having an address at 2855 Gazelle Court, Carlsbad, California 92010 (“Isis”).

WHEREAS, Isis and CSHL are parties to the Amended and Restated Collaboration and License Agreement dated October 26, 2011 (the “Collaboration Agreement”);

WHEREAS, CSHL and Isis [***];

WHEREAS, on March 14, 2014, [***]; and

WHEREAS, [***], Isis and CSHL now desire to amend certain terms of the Collaboration Agreement solely with respect to the [***], including [***] development and commercialization of Licensed Products thereunder;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Isis and CSHL hereby agree as follows:

1            [***].  Isis will make an [***] to CSHL in the amount of [***] dollars (US $[***]) by wire transfer no later than the close of business on April 14, 2014.

2            [***].  CSHL will [***], including but not limited to the [***], and the [***].

3            Amendment to Third Party Royalty Relief. Solely with respect to the [***], Section 4.1.5 of the Collaboration Agreement is replaced with the following:

“4.1.5        Third Party Royalty Relief.  If Isis obtains a license from a Third Party that is necessary or useful for the development or commercialization of a Licensed Product or to practice the CSHL Patent Rights (“Third Party Agreement”), and such Third Party Agreement requires Isis to pay a royalty to such Third Party (the “Third Party Royalty”), the royalty due to CSHL in Section 4.1.4 above will be reduced by an amount equal to [***]% of such Third Party Royalty; provided, however, that the royalty to CSHL under Section 4.1.4 above will not be reduced to less than [***]% on Net Sales in any situation after deductions for all such Third Party Royalty.

Execution Copy

For example only, if Isis obtains a license under a Third Party Agreement that requires payment of a Third Party Royalty of [***]% on Net Sales of Licensed Products, then the royalty payable to CSHL will be reduced by [***]% (i.e., [***] ([***]) of such [***]% Third Party Royalty) to a total royalty to CSHL of [***]% on Net Sales of Licensed Products.

For further example, if Isis obtains a license under a Third Party Agreement that requires payment of a Third Party Royalty of [***]% on Net Sales of Licensed Products, then the royalty payable to CSHL will be reduced by [***]% (i.e., [***] ([***]) of such [***]% Third Party Royalty but subject to the [***]% minimum) to a total royalty to CSHL of [***]% on Net Sales of Licensed Products.”

4              Sublicense Revenue Sharing [***]

4.1               Sublicense Revenue Sharing.  Isis’ obligations to pay CSHL Sublicense Revenue sharing payments under Section 4.1.6 of the Collaboration Agreement as a result of the [***] will be to pay CSHL [***]% of the [***] ([***]) and the [***] for achievement of [***] ([***]) received from [***].

Payment of [***]% of the [***] will be due to CSHL within [***] days of the end of the calendar quarter in which [***], and [***]% of each [***] for achievement of [***] will be due to CSHL within [***] days of the end of the calendar quarter in which the [***] was achieved.

The [***] and [***] for achievement of [***] pursuant to the terms of the [***] in effect as of the date hereof, and the corresponding [***]% payments from Isis to CSHL,  are set forth in the following table:

Payment Event Pursuant to [***]	Payment to Isis from [***]	Corresponding [***]% payment from Isis to CSHL
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

4.2                Credit Against [***].  Only the $[***] milestone payment that is payable by Isis to CSHL pursuant to Section 4.1.3(c) of the Collaboration Agreement will be creditable against the above referenced [***]% payments for achievement of [***].

4.3                Adjustments to [***] or [***].  If based on clinical data or added requirements for marketing approval by regulatory authorities [***] and Isis adjust the [***] or the [***] for achievement of [***], then Isis will pay CSHL [***]% of such adjusted amounts; unless (i) in the case where the sum of such adjusted [***] and [***] for achievement of [***] exceeds $[***], Isis and [***] also decrease payments to Isis pursuant to any other financial provisions of the [***]; or (ii) in the case where the sum of such adjusted [***] and [***] for achievement of [***] is less than or equal to $[***], Isis and [***] also increase payments to Isis pursuant to any other financial provisions of the [***].  In the case of (i) or (ii) above, Isis will pay CSHL [***]% of the [***] and [***] for achievement of [***] set forth in [***] in effect as of the date hereof (with [***]% of the [***] being due to CSHL within [***] days of the end of the calendar quarter in which [***], and [***]% of each [***] for achievement of [***] being due to CSHL within [***] days of the end of the calendar quarter in which the [***]).

Execution Copy

5.            Acquisitionof Isis by [***] Prior to [***].  If [***] Acquires Isis and files a [***] without having paid Isis the [***] under [***] then the $[***] payment that otherwise would have been paid to CSHL on [***] will become due and payable.  For purposes of this Section 5 of this Agreement, “[***] Acquires Isis” means (a) a merger or consolidation of Isis with a [***] Entity which results in Isis’ voting securities outstanding immediately prior thereto ceasing to represent more than 50% of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a [***] Entity becomes the owner of more than 50% of Isis’ combined voting power, or (c) the sale or other transfer to a [***] Entity of all or substantially all of Isis’ assets.  For purposes of this Section 5 of this Agreement, “[***] Entity” means [***], a Delaware corporation, and any legal entity (such as a corporation, partnership, or limited liability company) that [***] (i) beneficially owns at least fifty percent (50%) of the voting securities of such entity if such entity has voting securities, or (ii) has a fifty percent (50%) or greater interest in the net assets or profits of such entity if such entity does not have voting securities.

6.            Effect of Agreement.  This Agreement applies only to the payments received by Isis from [***] pursuant to the [***].  Except as otherwise expressly amended by this Agreement, the Collaboration Agreement remains unchanged and in full force and effect in accordance with its terms.  Defined terms set out in the Collaboration Agreement will have the same meaning in this Agreement, which in each case are incorporated herein by reference, unless otherwise explicitly provided by this Agreement.  This Agreement replaces and supersedes the letter dated March 14, 2014 signed by the Parties.

[Signature Page to Follow]

Execution Copy

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and effective as of March 14, 2014.

Cold Spring Harbor Laboratory /s/ Bruce Stillman Signature Bruce Stillman Name President and CEO Title	Isis Pharmaceuticals, Inc. /s/ B. Lynne Parshall Signature B. Lynne Parshall Name Chief Operating Officer Title